                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:     ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
               CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:   01-47641, 01-47642, 01-47643, 01-47644

                CHAPTER 11 MONTHLY CONSOLIDATED OPERATING REPORT
                        FOR MONTH ENDING AUGUST 31, 2002

Comes now ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. Debtor-In-Possession, and hereby submits its Monthly Consolidated Operating Report for the period commencing August 1, 2002 and ending August 31, 2002 as shown by the report and exhibits consisting of 12 pages and containing the following as indicated:

Page 2 - 6        Monthly Reporting Questionnaire (Attachment 1)

Page 7 - 8        Comparative Balance Sheets (Forms OPR-1 & OPR-2)

Page 9            Summary of Accounts Receivable (form OPR-3)

Page 10           Schedule of Post-petition Liabilities (Form OPR-4)

Page 11           Income Statement (Form OPR-5)

Page 12           Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: October 1, 2002                 DEBTOR (S) - IN-POSSESSION

                                 By:  /s/ John F. Young
                                     -------------------------------------
                                               (Signature)


                                 Name & Title:    John F.Young
                                                  Acting President & Chief
                                                  Executive Officer

                                 Address:         2 Cabot Road
                                                  Hudson, Massachusetts 01749

                                 Telephone No.:   978-567-4139

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:       ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                 CMC Industries, Inc. and ACT Manufacturing Securities Corp.

Case Number:     01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:        August 1, 2002 - August 31, 2002

1.   Payroll:    State the amount of all executive wages paid and taxes withheld and paid.

                                                                      Taxes Withheld
     Name and Title of Executive        Gross Wages      Net Wages      Due & Paid
     ---------------------------        -----------      ---------      ----------
     Young, John  Act. President/CEO    $ 14,423.10     $ 10,384.11     $ 3,828.75
     Taylor, Pauline  Treasurer            5,000.00        3,521.83       1,405.67
                                        -----------     -----------     ----------
     TOTAL PAYROLL                      $ 19,423.10     $ 13,905.94     $ 5,234.42

2.   Insurance:  Is workers' compensation and other insurance in effect?  Yes
                 Are payments current?  Yes
                 Changes in the month are indicated below.

-----------------------------------------------------------------------------------------------------------------------------
      COVERAGE              COMPANY               POLICY #                    AMOUNT                 TERM            PREMIUM
-----------------------------------------------------------------------------------------------------------------------------
        D&O                 Genesis              YXB000666F                10,000,000               3/29/02-         165,000
                                                                                                    3/29/03     Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------
        D&O              Executive Risk           81680830                  5,000,000               3/29/02-          52,500
                                                                                                    3/29/03     Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------
        D&O                  Kemper             3DY00207900                10,000,000               3/29/02-          60,000
                                                                                                    3/29/03     Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------
        D&O                   TIG               XD038844963                 5,000,000               3/29/02-          26,250
                                                                                                    3/29/03       + 1050 Tax
                                                                                                                Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------
        D&O                  Royal               RHS608921                  5,000,000               3/29/02-          33,750
                                                                                                    3/29/03     Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------
        D&O              Old Republic            CUG25992                   5,000,000               3/29/02-          45,000
                                                                                                    3/29/03     Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------
        D&O             Greenwich Ins.          EUL83179-02                20,000,000               3/29/02-         625,000
                                                                                                    3/29/03              New
-----------------------------------------------------------------------------------------------------------------------------
      Workers               Kemper             2BH072932-01               500/500/500               6/19/01-         669,300
       Comp.                                                                                        6/19/02         Replaced
-----------------------------------------------------------------------------------------------------------------------------
       Crime                Kemper              3F023571-00                 1,000,000               6/19/01-          25,347
                                                                         Emp. Dishonesty            6/19/02           Lapsed
-----------------------------------------------------------------------------------------------------------------------------

                                                                            1,000,000                                 Lapsed
                                                                             Forgery
-----------------------------------------------------------------------------------------------------------------------------
                                                                            1,000,000                                 Lapsed
                                                                              Theft
-----------------------------------------------------------------------------------------------------------------------------
                                                                            1,000,000                                 Lapsed
                                                                          Computer Fraud
-----------------------------------------------------------------------------------------------------------------------------
      Package               Kemper              TKP82126700            Specific Coverage            6/19/02-          26,010
                                                                           Bldgs.& PP               6/26/02         Replaced
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
     COVERAGE          COMPANY               POLICY #                  AMOUNT              TERM           PREMIUM
------------------------------------------------------------------------------------------------------------------
                                                                      75,000,000
                                                                         BII
------------------------------------------------------------------------------------------------------------------
                                                                      10,000,000
                                                                         Flood
------------------------------------------------------------------------------------------------------------------
      MA Auto.          Safety               3139137                  1,000,000          6/19/02-           30,755
                                                                                         9/18/02         Cancelled
------------------------------------------------------------------------------------------------------------------
   Out of State          CAN                C1077913264               1,000,000          6/19/02-           15,716
      Autos.                                                                             9/18/02         Cancelled
------------------------------------------------------------------------------------------------------------------
      Transit           Kemper               30T673698                1,000,000          6/19/02-           17,000
                                                                   Each Conveyance       6/25/02          Replaced
------------------------------------------------------------------------------------------------------------------
     Umbrella           Kemper             9SX068105-01               10,000,000         6/19/02-           40,000
                                                                                         6/25/02          Replaced
------------------------------------------------------------------------------------------------------------------
      Foreign           Kemper              QD602388-00               1,000,000          6/19/01-            Incl.
   International                                                                         6/25/02            Lapsed
     Emp Liab.
------------------------------------------------------------------------------------------------------------------
       DIC          Lloyds Primary           ND064400A                2,500,000          2/4/01-           150,000
                                                                                         2/4//02            Lapsed
------------------------------------------------------------------------------------------------------------------
       DIC          Lloyds - 1/st/           ND064410A                7,500,000          2/4/01-            68,000
                        Excess                                                           2/4/02             Lapsed
------------------------------------------------------------------------------------------------------------------
       DIC          Lloyds - 2/nd/           NN064420A                15,000,000         2/4/01-         11,320.80
                        Excess                                                           2/4/02             Lapsed
------------------------------------------------------------------------------------------------------------------
       DIC          Lloyds - 3/rd/           NN064430A                36,169,922         2/4/01-            12,500
                        Excess                                                           2/4/02             Lapsed
------------------------------------------------------------------------------------------------------------------
     Fiduciary          Chubb                81480684                 2,000,000          3/12/02-            2,100
     Liability                                                                           3/12/03           Renewed
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
       EPL              Chubb                81480684C                5,000,000          3/12/02-           60,000
                                                                                         3/12/03           Renewed
------------------------------------------------------------------------------------------------------------------
     401K Plan          Kemper              3F895996-06                500,000           2/14/02-              408
                                                                                         2/14/03           Renewed
------------------------------------------------------------------------------------------------------------------
     Kidnap &           Chubb                81515304                 2,000,000          9/4/01-             2,200
      Ransom                                                                             9/4/02            Renewed
------------------------------------------------------------------------------------------------------------------
    Worker's        Liberty Mutual       WC535S333386-012            500/500/500         6/19/02-           27,963
    Comp - MS        Insurance Co.                                                       6/19/03
------------------------------------------------------------------------------------------------------------------
     Worker's        Continental          6559UB893X138-4            500/500/500         6/19/02-           14,883
     Comp. MA        Casualty Co.                                                        6/19/03
------------------------------------------------------------------------------------------------------------------
    Worker's           American          38A2AR0002695-00            500/500/500         6/19/02-           14,664
    Comp - GA        Alternative                                                         6/19/03         Cancelled
------------------------------------------------------------------------------------------------------------------
     Worker's         State Fund               TBD                   500/500/500         6/19/02-           76,151
    Comp. - CA                                                                           6/19/03
------------------------------------------------------------------------------------------------------------------
     Property       U.S. Fire Ins.             TBD                1st - 10,000,000       6/26/02-          430,000
                                               TBD               Next - 10,000,000       9/26/02          Replaced
                                                                                         -------
                     Hartford Ins.             TBD            37,000,000 in excess of    6/26/02-
                                                                     20,000,000          9/26/02
------------------------------------------------------------------------------------------------------------------
      Transit        Hartford Ins.             TBD                   1,000,000           6/26/02-           50,000
                                                                                         9/26/02         Cancelled
------------------------------------------------------------------------------------------------------------------
      General          MT Hawley               TBD                   1,000,000           6/26/02-          105,000
     Liability                                                                           9/26/02          Replaced
------------------------------------------------------------------------------------------------------------------
     Umbrella        ACE Insurance             TBD                   10,000,000          6/26/02-           40,000
                                                                                         9/26/02            Lapsed
------------------------------------------------------------------------------------------------------------------
     Property          U.S. Fire               TBD                   5,000,000           9/26/02-           15,000
                       Insurance                                                         9/26/03               New
------------------------------------------------------------------------------------------------------------------
      General         M.T. Hawley           MGL0130793               2,000,000           9/26/02-           75,000
     Liability         Insurance                                                         9/26/03               New
------------------------------------------------------------------------------------------------------------------

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        DETAILED LISTING OF DISBURSEMENTS

Case Name:        ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                  CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:      01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:         August 1, 2002, - August 31, 2002
-------------------------------------------------------------------------------
3. Bank Accounts

---------------------------------------------------------------------------------------------------------------------------
Bank Name       Account         Account         Beg. Book     Deposits   Disbursements  Others     Transfers      Ending
                Type            Number          Balance                                 (Loan                     Book
                                                                                         Adv.)                    Balance
---------------------------------------------------------------------------------------------------------------------------
JP Morgan      Operating        777-019353      17,111,108      655,345    (5,244,586)               (411,086)   12,110,781
Chase
---------------------------------------------------------------------------------------------------------------------------
Comm. Nat.     MA Payroll       278084           2,478,732                   (641,232)                            1,837,500
Bank
---------------------------------------------------------------------------------------------------------------------------
               MA Payroll       277827                 286                     (1,663)                   1,000         (377)
---------------------------------------------------------------------------------------------------------------------------
N/A            MA Petty         N/A                      0                                                                0
               Cash
---------------------------------------------------------------------------------------------------------------------------
Trustmark      MS Payroll       8400000043       1,076,744                    (15,666)                            1,061,078
Savings Bank
---------------------------------------------------------------------------------------------------------------------------
               MS Petty         8400170941               0                                                                0
               Cash
---------------------------------------------------------------------------------------------------------------------------
Bank of        MS               87656-60545        309,879                   (178,040)                 144,607      276,446
America        Medical
---------------------------------------------------------------------------------------------------------------------------
               Atl.             32566-83139          4,179                       (495)                                3,684
               Operating
---------------------------------------------------------------------------------------------------------------------------
               Atl.             32998-05863              0                                                                0
               Payroll
---------------------------------------------------------------------------------------------------------------------------
N/A            Atl. Petty       N/A                      0                                                                0
               Cash
---------------------------------------------------------------------------------------------------------------------------
               CA Payroll       10981-03623        281,256                       (147)                              281,109
---------------------------------------------------------------------------------------------------------------------------
               CA               87650-60543         76,635                                                           76,635
               Operating
---------------------------------------------------------------------------------------------------------------------------
N/A            CA Petty         N/A                      0                                                                0
               Cash
---------------------------------------------------------------------------------------------------------------------------
CitiBank       ACT              30427603           312,238          420                                             312,658
               Securities
               Corp.
---------------------------------------------------------------------------------------------------------------------------
Taipei Bank    MS Taiwan        600170003419*            0                                                                0
               Branch
---------------------------------------------------------------------------------------------------------------------------
Trustmark      MS               8400170941           1,481        3,248                                               4,729
Savings Bank   Operating
---------------------------------------------------------------------------------------------------------------------------
Trustmark      MS Other         8400403337           7,333                     (7,333)                                    0
Savings Bank
---------------------------------------------------------------------------------------------------------------------------
Citizens Bank  Benefits         1109509739           1,129                   (265,140)                 265,479        1,468
               Plan Mgmt
---------------------------------------------------------------------------------------------------------------------------
Mintz Levin    Escrow           N/A             51,258,000    3,882,000                                          55,140,000
               Account
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                           72,919,000    4,541,013    (6,354,302)                           71,105,711
---------------------------------------------------------------------------------------------------------------------------

Disbursements July 1, 2002 through August 31, 2002 were $10,773,819 ACT Manufacturing, Inc., $0 ACT Manufacturing Holdings, LLC, $1,023,553 CMC Industries, Inc., $0 ACT Manufacturing Securities Corp.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).

       Payments To/On                     Amount                  Date                  Check #
       --------------                     ------                  ----                  -------

       Professionals (attorneys,
        Accountants, etc.):

       Morgan Lewis & Bockus              $109,198.41             01/28/2002            Wire Transfer
                                          $227,285.00             03/08/2002            Wire Transfer
                                          $111,706.26             04/16/2002            Wire Transfer
                                          $ 91,971.14             05/24/2002            Wire Transfer
                                          $ 92,060.76             07/01/2002            Wire Transfer
                                          $132,712.65             08/14/2002            Wire Transfer
                                          $282,110.69             08/23/2002            Wire Transfer

       Mintz Levin                        $421,585.42             02/26/2002            Wire Transfer
                                          $245,759.96             03/26/2002            Wire Transfer
                                          $311,333.18             04/24/2002            Wire Transfer
                                          $182,762.00             05/29/2002            Wire Transfer
                                          $193,389.99             06/27/2002            Wire Transfer
                                          $335,995.63             08/01/2002            Wire Transfer
                                          $199,363.79             08/21/2002            Check #140563

       Zolfo Cooper                       $441,959.95             03/07/2002            Wire Transfer
                                          $308,783.78             03/26/2002            Wire Transfer
                                          $383,882.45             04/24/2002            Wire Transfer
                                          $311,521.94             05/29/2002            Wire Transfer
                                          $290,099.69             06/27/2002            Wire Transfer
                                          $295,054.75             08/01/2002            Wire Transfer
                                          $297,865.38             08/21/2002            Check #140564

       Choate Hall                        $153,522.12             03/08/2002            Wire Transfer
                                          $ 76,774.11             03/26/2002            Wire Transfer
                                          $145,944.68             05/10/2002            Wire Transfer
                                          $120,624.48             05/30/2002            Wire Transfer
                                          $127,289.84             06/27/2002            Wire Transfer
                                          $193,619.35             08/01/2002            Wire Transfer
                                          $ 78,553.13             08/21/2002            Check #140566

       PWC                                $126,478.16             03/18/2002            Check #126015
                                          $ 71,850.00             04/25/2002            Check #126894
                                          $    491.30             05/08/2002            Check #127192
                                          $ 43,497.11             05/29/2002            Wire Transfer
                                          $ 49,334.34             06/27/2002            Wire Transfer
                                          $ 62,507.34             08/01/2002            Wire Transfer
                                          $ 37,940.50             08/21/2002            Check #140567

         Policano & Manzo                  $ 259,328.33        03/12/2002        Wire Transfer
                                           $ 124,891.83        03/27/2002        Wire Transfer
                                           $ 144,034.74        05/24/2002        Wire Transfer
                                           $ 144,526.99        07/01/2002        Wire Transfer
                                           $ 154,150.74        08/14/2002        Wire Transfer
                                           $ 107,269.41        08/23/2002        Wire Transfer

         Bowditch & Dewey                  $  55,323.73        03/08/2002        Wire Transfer
                                           $  46,412.58        04/18/2002        Wire Transfer
                                           $  21,816.51        05/24/2002        Wire Transfer
                                           $   9,864.98        07/01/2002        Wire Transfer
                                           $  24,952.53        08/14/2002        Wire Transfer
                                           $  29,467.70        08/23/2002        Wire Transfer

         Testa Hurwitz                     $  75,000.00        03/12/2002        Check #125697
                                           $  32,105.36        04/11/2002        Check #126528
                                           $  68,522.38        04/25/2002        Check #126899
                                           $ 133,677.75        05/30/2002        Check #127770
                                           $ 152,450.85        06/28/2002        Wire Transfer
                                           $ 231,743.84        08/01/2002        Wire Transfer
                                           $ 227,276.88        08/21/2002        Check #140568

         Lazard Freres                     $ 328,285.34        03/26/2002        Wire Transfer
                                           $ 357,947.62        04/24/2002        Wire Transfer
                                           $ 181,011.36        05/29/2002        Wire Transfer
                                           $ 182,390.40        06/27/2002        Wire Transfer
                                           $ 188,867.73        08/01/2002        Wire Transfer

         Deloitte & Touche                 $  17,500.00        05/06/2002        Check #127115



         Payments To/On                    Amount              Date              Check #
         --------------                    ------              ----              -------
         Professionals (attorneys,
          Accountants, etc.):

         GML Associates                    $   5,600.00        02/14/2002        Check #124869
                                           $  23,200.00        02/28/2002        Check #125354
                                           $   1,000.00        03/21/2002        Check #125993
                                           $  34,750.00        04/26/2002        Check #126909
                                           $   8,000.00        05/03/2002        Check #127078
                                           $   1,500.00        05/23/2002        Check #127656
                                           $   1,000.00        08/06/2002        Check #140339
                                           $   6,375.00        08/06/2002        Check #140340
                                           $   1,512.50        08/16/2002        Check #140528
                                           $   2,700.00        08/21/2002        Check #140570

         Pre-Petition Debts:

         The Morgan Lewis & Bockus payment above of $109,198.41 represents payments for Pre and Post Petition. The invoice did not break out the amounts for Pre and Post petition billings.

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,                     Form OPR-1
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Balance Sheet
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
August 31, 2002
  (000's)
                                            12/20/01  01/31/02  02/28/02  03/31/02  04/30/02  05/31/02  06/30/02  07/31/02  08/31/02
                                            --------  --------  --------  --------  --------  --------  --------  --------  --------
  ASSETS

  CURRENT ASSETS:

   Cash                                       4,357     5,981     5,598     6,084     8,607    20,703    21,849    72,919    71,106
   Other negotiable instruments                   -         -         -         -         -         -         -         -
   Accounts receivable, net (OPR-3)          53,351    52,570    51,860    58,881    39,005    29,790    29,538    11,768    11,437
   Less:  Allowance for doubtful accounts   (29,507)  (29,874)  (25,155)  (22,311)  (12,135)  (12,896)  (12,891)   (8,066)   (7,437)
   Inventory, at cost                        66,783    67,058    63,621    55,219    48,010    46,975    45,123         -
   Prepaid expenses and deposits              3,546     7,025    11,073     8,060     3,606     4,652     3,723       340       470
   Investments                                    -                                                                     -
   Other (Def'd taxes and tax receivable)     7,200     7,181     7,181     7,181     7,181         -         -       505       793
                                           -----------------------------------------------------------------------------------------
  TOTAL CURRENT ASSETS                      105,731   109,941   114,178   113,113    94,275    89,224    87,342    77,466    76,369

  PROPERTY, PLANT AND EQUIPMENT, AT COST     42,995    42,995    37,994    32,724    27,883    27,806    27,796         -
  Less:  Accumulated depreciation           (28,502)  (28,943)  (25,143)  (22,391)  (19,054)  (19,221)  (19,434)        -
                                           -----------------------------------------------------------------------------------------
  NET PROPERTY, PLANT AND EQUIPMENT          14,493    14,052    12,851    10,333     8,829     8,585     8,362         -         -

  OTHER ASSETS
   Notes receivable affiliate                   602       302         -         -         -         -         -         -
   Investment in subsidiaries               140,497   140,497   140,497   140,497   140,497   140,497   140,497    27,762    27,762
   Intercompany receivable                   68,483    68,002    66,942    66,707    66,886    66,222    67,917    35,094    35,094
   Goodwill                                   5,016     4,994     5,008     5,008     5,008     5,008     5,008         -
   Other assets                               1,516     1,957     1,956     2,006     2,008     2,008     2,008       500       500
                                           -----------------------------------------------------------------------------------------
  TOTAL OTHER ASSETS                        216,115   215,752   214,403   214,218   214,399   213,735   215,430    63,356    63,356

  TOTAL ASSETS                              336,338   339,745   341,433   337,664   317,502   311,544   311,134   140,822   139,725

Note: During July 2002, the majority of assets was sold to Sun ACT Acquisition
        Corporation. ACT also closed the Irish Operation and sold their Thailand and U.K. legal entities to Benchmark Inc.

 ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,                               Form OPR-2
 CMC Industries, Inc. and ACT Manufacturing Securities Corp.
 Balance Sheet
 Case Number: 01-47641, 01-47642, 01-47643, 01-47644
 August 31, 2002
          (000's)                                                     12/20/01    01/31/02     02/28/02      03/31/02      04/30/02
                                                                  ------------  ----------   ----------    ----------    ----------
          LIABILITIES AND STOCKHOLDER'S EQUITY

          POST PETITION LIABILITIES (OPR-4)
               Priority debt                                                 -       4,221        7,221         9,531         1,356
               Unsecured debt                                                -       3,251        6,644         3,431         2,452
                                                                  ------------------------------------------------------------------
          TOTAL POST PETITION LIABILITIES                                    -       7,472       13,865        12,962         3,808

          TOTAL PRE PETITION LIABILITIES (A)                           366,255     365,254      364,937       364,882       358,633
                                                                  ------------------------------------------------------------------

          TOTAL LIABILITIES                                            366,255     372,725      378,802       377,844       362,441

          STOCKHOLDER'S EQUITY (DEFICIT)
             Preferred Stock                                                 -           -            -             -             -
             Common stock                                                  171         171          171           171           171
             Paid-in capital                                           168,574     169,980      169,980       169,980       169,980
             Retained earnings:
                    Through filing date                               (198,662)   (198,662)    (198,662)     (198,662)     (198,662)
                    Post filing date                                                (4,469)      (8,858)      (11,669)      (16,428)
                                                                  ------------------------------------------------------------------
             Retained earnings                                        (198,662)   (203,131)    (207,520)     (210,331)     (215,090)

          TOTAL SHAREHOLDERS' EQUITY                                   (29,917)    (32,980)     (37,369)      (40,180)      (44,939)
                                                                  ------------------------------------------------------------------

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   336,338     339,745      341,433       337,664       317,502

          (000's)                                                     05/31/02    06/30/02     07/31/02      08/31/02
                                                                  ------------    --------     --------      --------
          LIABILITIES AND STOCKHOLDER'S EQUITY

          POST PETITION LIABILITIES (OPR-4)
               Priority debt                                               309         329          897           897
               Unsecured debt                                            2,045       4,585        6,372         4,457
                                                                  ------------------------------------------------------
          TOTAL POST PETITION LIABILITIES                                2,354       4,914        7,269         5,354

          TOTAL PRE PETITION LIABILITIES (A)                           357,378     357,378      357,378       357,378
                                                                  ------------------------------------------------------

          TOTAL LIABILITIES                                            359,732     362,292      364,647       362,732

          STOCKHOLDER'S EQUITY (DEFICIT)
             Preferred Stock                                                 -           -            -             -
             Common stock                                                  171         171          171           171
             Paid-in capital                                           169,980     169,980      169,980       169,980
             Retained earnings:                                                                       -
                    Through filing date                               (198,662)   (198,662)    (198,662)     (198,662)
                    Post filing date                                   (19,677)    (22,648)    (195,315)     (194,496)
                                                                  ------------------------------------------------------
             Retained earnings                                        (218,339)   (221,310)    (393,976)     (393,158)

          TOTAL SHAREHOLDERS' EQUITY                                   (48,187)    (51,159)    (223,825)     (223,007)
                                                                  ------------------------------------------------------

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   311,544     311,133      140,822       139,725

 ACT Manufacturing, Inc. and Subsidiaries                                                                                Form OPR-3
 Summary of Accounts Receivable
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 August 31, 2002
         (000's)

                     Date            Accounts                              Total        0-30       31-60       61-90   Over 90 days
         --------------------------  ---------------------------------- --------    --------   ----------   ---------  ------------

     1)        December 20, 2001     Accounts Receivable                  53,351      22,975       9,981       5,144         15,250
                                     Allowance for Doubtful Accounts     (29,507)     (3,000)     (6,599)     (4,930)       (14,978)
                                                                        --------    --------   ---------    --------   ------------
                                                   Net A/R                23,844      19,975       3,382         214            272


     2)        January 31, 2002      Accounts Receivable                  52,570      25,375       6,727       3,983         16,485
                                     Allowance for Doubtful Accounts     (29,874)     (7,999)     (3,078)     (3,295)       (15,502)
                                                                        --------    --------   ---------    --------   ------------
                                                   Net A/R                22,696      17,376       3,649         688            983


     3)        February 28, 2002     Accounts Receivable                  51,860      27,027       8,655       4,906         11,272
                                     Allowance for Doubtful Accounts     (25,155)     (6,274)     (3,782)     (4,437)       (10,662)
                                                                        --------    --------   ---------    --------   ------------
                                                   Net A/R                26,705      20,753       4,873         469            610


     4)         March 31, 2002       Accounts Receivable                  58,881      29,051       8,114       5,069         16,647
                                     Allowance for Doubtful Accounts     (22,311)     (1,351)     (1,766)     (3,011)       (16,183)
                                                                        --------    --------   ---------    --------   ------------
                                                   Net A/R                36,570      27,700       6,348       2,058            464


     5)         April 30, 2002       Accounts Receivable                  39,005      18,788       9,848       1,830          8,539
                                     Allowance for Doubtful Accounts     (12,135)          -      (3,146)       (850)        (8,139)
                                                                        --------    --------   ---------    --------   ------------
                                                   Net A/R                26,870      18,788       6,702         980            400


     6)          May 31, 2002        Accounts Receivable                  29,790      13,424       5,742       2,033          8,591
                                     Allowance for Doubtful Accounts     (12,896)          -      (2,789)     (1,594)        (8,513)
                                                                        --------    --------   ---------    --------   ------------
                                                   Net A/R                16,894      13,424       2,953         439             78


     7)          June 30, 2002       Accounts Receivable                  29,538       9,473       5,922       3,652         10,491
                                     Allowance for Doubtful Accounts     (12,891)         -       (2,386)     (2,022)        (8,483)
                                                                        --------    --------   ---------    --------   ------------
                                                   Net A/R                16,647       9,473       3,536       1,630          2,008


     8)          July 31, 2002       Accounts Receivable                  11,768           -           -           -         11,768
                                     Allowance for Doubtful Accounts      (8,066)          -           -           -         (8,066)
                                                                        --------    --------   ---------    --------   ------------
                                                   Net A/R                 3,702           -           -           -          3,702


     9)         August 31, 2002      Accounts Receivable                  11,437           -           -           -         11,437
                                     Allowance for Doubtful Accounts      (7,437)          -           -           -         (7,437)
                                                                        --------    --------   ---------    --------   ------------
                                                   Net A/R                 4,000           -           -           -          4,000

                                     * Note: As part of the sale process, the
                                             majority of Accounts Receivable was
                                             sold to Sun ACT Acquisition
                                             Corporation, except for certain
                                             excluded receivables.

 ACT Manufacturing, Inc. and Subsidiaries                                                                             Form OPR-4
 Schedule of Post Petition Liabilities
 August 31, 2002
     (000's)


                                                       Date        Due         Total
    Post Petition Liabilities                        Incurred      Date         Due    0-30      31-60    61-90     Over 90 days
    ---------------------------                      --------    --------     ------  ------    ------    ------    ------------
     Taxes Payable:
          Federal Income Taxes                       31-Aug-02   30-Sep-02     114     114         -         -           -
          FICA - Employer's Share                    31-Aug-02   30-Sep-02      32      32         -         -           -
          Unemployment Tax                           31-Aug-02   30-Sep-02       -       -         -         -           -
          State Income Tax                           31-Aug-02   30-Sep-02       2       2         -         -           -
          State Sales and Use Tax                    31-Aug-02   30-Sep-02     568     568         -         -           -
          State Tax, other                           31-Aug-02   30-Sep-02      20      20         -         -           -
          Personal Property Tax                      31-Aug-02   30-Sep-02     161     161         -         -           -
                                                                              --------------------------------------------------
         Total Taxes Payable                                                   897     897         -         -           -


     Trade Accounts Payable and Other:
     Landmark Financial                              31-Aug-02   30-Sep-02       6       6
     Jones Environmental                             31-Aug-02   30-Sep-02       3       3
     O.B. Hill Trucking                              31-Aug-02   30-Sep-02       3       3
     Hudson Town Collector                           31-Aug-02   30-Sep-02       1       1
     Sprint                                          31-Aug-02   30-Sep-02       2       2
     Nextel                                          31-Aug-02   30-Sep-02       1       1
     Eaqle Leasing                                   31-Aug-02   30-Sep-02       3       3
     North American Van Lines                        31-Aug-02   30-Sep-02       2       2
     R.R. Donnelly                                   31-Aug-02   30-Sep-02       1       1
     E.L. Harvey and Sons                            31-Aug-02   30-Sep-02       1       1
     Mass Electrics                                  31-Aug-02   30-Sep-02       1       1
     Fedex                                           31-Aug-02   30-Sep-02       1       1
     Stanley Elevator                                31-Aug-02   30-Sep-02       1       1
     Garber Travel                                   31-Aug-02   30-Sep-02       1       1
     Blaise Scioli - travel                          31-Aug-02   30-Sep-02       1       1
     Dow Jones                                       31-Aug-02   30-Sep-02      13      13
     Altex Uniform                                   31-Aug-02   30-Sep-02       2       2
     U.S. Trustee Program                            31-Aug-02   30-Sep-02       1       1
     Estimated Expenses - winddown of Mexico         31-Aug-02   30-Sep-02     839     839
     Equipment lease potential accrual               31-Aug-02   30-Sep-02     301     301                               -
     Other Accrued Expenses                          31-Aug-02   30-Sep-02     393     393
     Medical Benefits Liability (estimated)          31-Aug-02   30-Sep-02   2,241   2,241
     KERP Accrual                                    31-Aug-02   30-Sep-02     107     107         -
     Wind Down Team Bonus                            31-Aug-02   30-Sep-02      51      51
     Mintz Levin                                     31-Aug-02   30-Sep-02       -       -         -         -           -
     Testa, Hurwitz                                  31-Aug-02   30-Sep-02      30      30         -         -           -
     Lazard                                          31-Aug-02   30-Sep-02       -       -         -         -           -
     Zolfo Cooper                                    31-Aug-02   30-Sep-02       -       -         -         -           -
     GML Associates                                  31-Aug-02   30-Sep-02       -       -         -         -           -
     Policano & Manzo                                31-Aug-02   30-Sep-02      94      94         -         -           -
     Morgan Lewis                                    31-Aug-02   30-Sep-02     201     201         -         -           -
     Bowditch & Dewey                                31-Aug-02   30-Sep-02      21      21         -         -           -
     Choate, Hall & Stewart                          31-Aug-02   30-Sep-02      97      97         -         -           -
     PwC                                             31-Aug-02   30-Sep-02      38      38         -         -           -
                       other                                                     -
                                                     ---------------------------------------------------------------------------
         TOTAL ACCOUNTS PAYABLE AND OTHER                                    4,457   4,457         -         -           -

     TOTAL POST PETITION LIABILITIES                                         5,354   5,354         -         -           -

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,                             Form OPR-5
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Income Statement
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
August 31, 2002
  (000's)                                              12/21/01-
                                                        01/31/02 02/28/02  03/31/02 04/30/02  05/31/02  06/30/02  07/31/02  08/31/02
                                                        -------- --------  -------- --------  --------  --------  --------  --------
  NET REVENUE                                            13,359   13,471    21,314   13,530     7,344     5,486       331

  COST OF GOODS SOLD:
       Materials                                          9,509    9,852    15,670   11,101     4,989     3,996       183
       Labor - Direct                                     1,011    1,028     1,067      515       628       551       230
       Manufacturing Overhead                             2,819    2,009     3,530    1,941     1,799     2,053     1,017
                                                       -----------------------------------------------------------------------------
            TOTAL COSTS OF GOODS SOLD                    13,339   12,890    20,268   13,557     7,415     6,600     1,430         -

       GROSS PROFIT                                          21      581     1,046      (27)      (71)   (1,114)   (1,099)        -

  Selling and Marketing                                     256      179       177      146       145       150        92
  General and Adminstrative                               1,081      929       971      740       748       665       383       336
  Other -
                                                       -----------------------------------------------------------------------------
            TOTAL OPERATING EXPENSES                      1,337    1,108     1,147      886       894       815       475       336

  INCOME BEFORE INTEREST, DEPRECIATION, TAXES
       OR EXTRAORDINARY EXPENSES                         (1,316)    (528)     (101)    (913)     (964)   (1,929)   (1,574)     (336)

  INTEREST EXPENSE (INCOME)                                 473     (855)     (256)    (226)     (206)     (226)      (70)      (15)
  DEPRECIATION                                              441      356       286      222       216       213        96
  EXTRAORDINARY EXPENSE - Professional fees               1,946    1,520     1,508    1,250     1,225     1,626       841       852
  EXTRAORDINARY EXPENSE - Equipment lease settlement          -    1,596    (1,553)       -         -         -         -         -
  EXTRAORDINARY EXPENSE - Other                             292    1,244     2,725    2,600     1,050     3,244   170,869    (1,991)
  INCOME TAX EXPENSE (BENEFIT)                                                                           (3,815)     (646)        -
                                                       -----------------------------------------------------------------------------

  NET LOSS                                               (4,469)  (4,389)   (2,811)  (4,759)   (3,249)   (2,971) (172,665)      818

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,                                           Form OPR-6
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Statement of Sources and Uses of Cash
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
August 31, 2002
      (000's)
                                                              12/21/01-
                                                               01/31/02      02/28/02     03/31/02     04/30/02      05/31/02
                                                             ------------  -----------   ----------   ----------    ----------
  SOURCES OF CASH
       Income (loss) from operations                             (4,469)       (4,389)      (2,811)      (4,759)       (3,248)
       Add: Depreciation, amortization & other non-cash             441         1,201        2,518        1,504           244
                                                             --------------------------------------------------------------------

  CASH GENERATED FROM OPERATIONS                                 (4,028)       (3,188)        (293)      (3,255)       (3,004)

    Add: Decrease in assets:
       Accounts receivable                                        1,148                                   9,699         9,976
       Inventory                                                                3,436        8,403        7,209         1,035
       Prepaid expenses and deposits                                                         3,013        4,454         6,135
       Plant, property and equipment
       Other                                                      1,768         1,349          186                        663
    Increase in liabilities:
       Pre-petition liabilities
       Post-petition liabilities                                  7,472         6,394
                                                             --------------------------------------------------------------------
    TOTAL SOURCES OF CASH (A)                                     6,359         7,991       11,309       18,107        14,805

  USES OF CASH
    Increase in assets:
       Accounts receivable                                                     (4,009)      (9,864)
       Inventory                                                   (275)
       Prepaid expenses and deposits                             (3,460)       (4,048)
       Plant, property and equipment
       Other                                                                                               (181)

    Decrease in liabilities:
       Pre-petition liabilities                                  (1,001)         (317)         (55)      (6,249)       (1,255)
       Post-petition liabilities                                                              (903)      (9,154)       (1,454)
                                                             --------------------------------------------------------------------
    TOTAL USES OF CASH (B)                                       (4,736)       (8,374)     (10,822)     (15,583)       (2,709)

  NET SOURCE (USE) OF CASH (A-B=NET)                              1,623          (383)         487        2,524        12,096

  CASH - BEGINNING BALANCE (See OPR-1)                            4,357         5,981        5,598        6,084         8,607
                                                             ----------    ----------    ---------    ---------     ---------
  CASH - ENDING BALANCE (See OPR-1)                               5,980         5,598        6,084        8,607        20,703

                                                                 06/30/02      07/31/02      08/31/02
                                                               -----------    ----------    ----------
  SOURCES OF CASH
      Income (loss) from operations                                (2,971)     (172,666)          818
      Add: Depreciation, amortization & other non-cash                223       (19,434)            -
                                                             ----------------------------------------

  CASH GENERATED FROM OPERATIONS                                   (2,748)     (192,100)          818

    Add: Decrease in assets:
       Accounts receivable                                            247        12,945          (298)
       Inventory                                                    1,852        45,123             -
       Prepaid expenses and deposits                                  930         2,878          (418)
       Plant, property and equipment                                             27,796             -
       Other                                                       (1,696)       39,338             0
    Increase in liabilities:
       Pre-petition liabilities
       Post-petition liabilities                                                  2,355        (1,915)
                                                             ----------------------------------------
    TOTAL SOURCES OF CASH (A)                                      (1,415)      (61,665)       (1,813)

  USES OF CASH
    Increase in assets:
       Accounts receivable
       Inventory
       Prepaid expenses and deposits
       Plant, property and equipment
       Other                                                                    112,735             0

    Decrease in liabilities:
       Pre-petition liabilities                                         -             -             0
       Post-petition liabilities                                    2,560
                                                             ----------------------------------------
    TOTAL USES OF CASH (B)                                          2,560       112,735             0

  NET SOURCE (USE) OF CASH (A-B=NET)                                1,145        51,070        (1,812)

  CASH - BEGINNING BALANCE (See OPR-1)                             20,703        21,849        72,919
                                                               ----------     ---------     ---------
  CASH - ENDING BALANCE (See OPR-1)                                21,848        72,919        71,107